Execution Copy

SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT,
FIRST AMENDMENT TO AMENDED and Restated Secured Convertible
Promissory Note AND LIMITED WAIVER

THIS SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT, FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CONVERTIBLE PROMISSORY NOTE AND LIMITED WAIVER (this “Amendment”) is made and entered into effective as of the 11th day of September, 2012 (the “Effective Date”), by and between ASEN 2 CORP., a Delaware corporation (“Company”), PENTWATER EQUITY OPPORTUNITIES MASTER FUND LTD, a Cayman Islands corporation (“Opportunities”) and PWCM MASTER FUND LTD., a Cayman Islands corporation (“PWCM” and together with Opportunities, collectively, “Investor”).

PRELIMINARY STATEMENTS

A.           Company, Investor and American Standard Energy Corp., a Delaware corporation (“Guarantor”) are parties to that certain Note and Warrant Purchase Agreement dated February 9, 2012, as amended by that certain First Amendment to Note and Warrant Purchase Agreement dated July 23, 2012 (as further amended, restated, extended, supplemented and/or otherwise modified from time to time, the “Purchase Agreement”);

B.           Company and Investor are parties to that certain Amended and Restated Secured Convertible Promissory Note dated July 23, 2012 (as amended, restated, extended, supplemented and/or otherwise modified from time to time, the “Note”);

C.           Investor has been made aware by Company that certain Events of Default (as defined in Section 2.1 of the Note) have occurred and are continuing as a result of Company’s failure to (i) comply with the Reserve Report covenant set forth in Section 3.3(e) of the Purchase Agreement and (ii) comply with the notification of Events of Default covenant set forth in Section 3.3(g)(ii) of the Purchase Agreement (collectively, the “Existing Events of Default”);

D.           As a result of the existence of the Existing Events of Default, Investor asserted it has the full legal right to exercise its rights and remedies under the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement);

E.           Company has requested that Investor (i) amend certain provisions of the Purchase Agreement and Note, and (ii) waive the Existing Events of Default;

F.           Company and Investor desire to make certain amendments to the Purchase Agreement and Note and Investor desires to waive the Existing Events of Default, in each case, subject to the terms and conditions set forth herein; and

G.           This Amendment shall constitute a Transaction Document and these recitals shall be construed as part of this Amendment.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
Definitions

1.01         Capitalized terms used in this Amendment are defined in the Purchase Agreement or Note, as amended hereby, unless otherwise stated.

ARTICLE II
Amendment

2.01         Amendment to Section 3.10(b) of the Purchase Agreement.       Effective as of the date hereof, Section 3.10(b) of the Purchase Agreement is hereby amended and restated in its entirety to provide as follows:

“(b)          sell, issue, assign, lease, license, transfer, abandon or otherwise dispose of any or all of the Collateral other than (i) inventory in the ordinary course of business, or (ii) dispositions of obsolete or worn out assets without the express written consent of Investor, such consent not to be unreasonably withheld or delayed. Promptly, but in any event not more than one (1) Business Day after the receipt by the Company of any net cash proceeds of any such sale, issuance, assignment, lease, license, transfer, abandonment or other disposition of any or all of the Collateral expressly approved by Investor, in writing, shall be used to prepay the Note in an aggregate amount equal to one hundred percent (100%) of such net cash proceeds.”

2.02         Amendment to Article III of the Purchase Agreement.       Effective as of the date hereof, Article III of the Purchase Agreement is hereby amended to include the following immediately after Section 3.25:

“Section 3.26         Operator. Company shall, within thirty days of execution of the Second Amendment to Note and Warrant Purchase Agreement, First Amendment to Amended and Restated Secured Convertible Promissory Note and Limited Waiver dated as of September 11, 2012 by and between Company and Investor, have agreed to engage operational consultants who will provide geology, geophysical and engineering expertise to Company with respect to the Oil and Gas Properties. The consultants shall be approved by Investor, such approval not to be unreasonably withheld or delayed, and on terms and conditions reasonably acceptable to Investor.

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Section 3.27         Board of Directors. Promptly following the date of the effectiveness of the Second Amendment to Note and Warrant Purchase Agreement, First Amendment to Amended and Restated Secured Convertible Promissory Note and Limited Waiver (the “Second Amendment Date”), the Guarantor’s Board shall take all action to cause the Guarantor’s Board to fill the vacancies left upon the resignations of two directors with two nominees proposed by the Investor to serve as directors of the Parent Guarantor’s Board until the next meeting of Guarantor’s stockholders at which directors are to be elected and thereafter, Investor shall be entitled to propose the nomination of two (2) Persons to serve as directors of the Parent Guarantor’s Board; provided that such nominees must meet the independence standards of NASDAQ in the sole discretion of the Guarantor’s Corporate Governance and Nominating Committee and such nominees are otherwise reasonably satisfactory to the Guarantor’s Board, provided further, that in making such determination, the Guarantor’s Corporate Governance and Nominating Committee shall apply reasonable and uniform standards consistent with past practices and consistent with the Guarantor’s corporate governance principles in effect from time to time. Following the Second Amendment Date, the Investor shall have the right to propose to the Guarantor’s Corporate Governance and Nominating Committee, or committee performing a similar function, and have nominated, two (2) such nominees for election to the Guantor’s Board; provided, that the final determination as to the appointment or recommendation to shareholders for election of any director or any successor director to the Guarantor’s Board or to any committee thereof remain in the sole discretion of the Guarantor’s Corporate Governance and Nominating Committee, or any committee performing a similar function, and; provided further, that in making such determination, the Guarantor’s Corporate Governance and Nominating Committee shall apply reasonable and uniform standards consistent with past practices and consistent with the Guarantor’s corporate governance principles in effect from time to time; and provided, further, that if any nominee is rejected by the Guarantor’s Corporate Governance and Nominating Committee, or any committee performing a similar function, Investor shall have the opportunity to proffer another Person for consideration to serves on the Guarantor’s Board. For clarification purposes, in no event shall the Investor be entitled to nominate and/or have serve as director of Guarantor more than two directors. Each such director or any successor director shall also be required at the time of nomination and election (or reappointment or re-election) to satisfy the independence requirements of Nasdaq and any standards provided by the SEC regulations (or such similar standard as the Guarantor may apply). Prior to their appointment, each nominee must complete and deliver a completed and signed director and officer questionnaire and independence questionnaire and enter into a non-disclosure agreement on terms reasonably satisfactory to the Guarantor.

Section 3.28         Constituent Documents. The Guarantor’s Board shall not amend the Guarantor’s bylaws without the consent of the Investor, which consent shall not be unreasonably withheld. Guarantor’s Board shall not oppose or recommend to Guarantor’s stockholders an amendment to Guarantor’s certificate of incorporation or bylaws without the consent of the Investor, which consent shall not be unreasonably withheld.”

2.03         Amendment to the Note.          Effective as of the date hereof, the principal amount of the Note is hereby increased by $89,059.00.

2.04         Amendment to Section 1.8 of the Note.         Effective as of the date hereof, Section 1.8 of the Note is hereby amended and restated in its entirety to provide as follows:

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“Section 1.8           Mandatory Prepayments. Promptly, but in any event not more than one (1) Business Day after the receipt by the Company of any cash proceeds of any sale, assignment, lease, license, transfer or other disposition of any or all of the Oil and Gas Properties or other Collateral expressly approved by Investor, in writing, the Company shall prepay the Note in an aggregate amount equal to one hundred percent (100%) of the net cash proceeds of such sale, assignment, lease, license, transfer or other disposition.

ARTICLE III
Conditions

3.01         Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Investor:

(a)          Guarantor shall have received the resignation of two directors from the Guarantor’s Board of Directors;

(b)          Investor shall transfer a portion of the Note in an amount equal to $2,750,000 to Antler Bar Investments LLC, a Delaware limited liability company;

(c)          Company shall have caused (i) the sale of that certain Oil and Gas Property comprising of the Auld Shipman project more particularly described on Exhibit A attached hereto to Investor and (ii) the disposition of certain liabilities in an asset purchase agreement to Investor and on the terms and conditions satisfactory to Investor in its sole and absolute discretion;

(d)          Investor shall have received the following documents or items, each in form and substance satisfactory to Investor and its legal counsel:

(i)          this Amendment duly executed by Company; and

(ii)         such other documents, agreements and information as Investor shall reasonably require.

(e)          Investor shall approve this Amendment and any and all constituent documents to give effect to the transactions and other matters contemplated by this Amendment;

(f)          All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Investor and its legal counsel;

(g)          Except with respect to the Existing Events of Default and certain defaults related to indebtedness with Macquarie Bank Limited, the representations and warranties contained herein and in the Purchase Agreement and the other Transaction Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof; and

(h)          No Default or Event of Default, other than the Existing Events of Default, shall have occurred and be continuing.

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ARTICLE IV
LIMITED WAIVER

4.01         Limited Waiver. Subject to the satisfaction of each of the conditions set forth in Article III hereof, Investor hereby waives the Existing Events of Default.

4.02         No Waiver. Except as expressly set forth in Section 4.01, nothing contained in this Amendment shall be construed as a waiver by Investor of any covenant or provision of the Purchase Agreement, the other Transaction Documents, this Amendment or of any other contract or instrument between Company and Investor, and the failure of Investor at any time or times hereafter to require strict performance by Company of any provision thereof shall not waive, affect or diminish any right of Investor to thereafter demand strict compliance therewith. Investor hereby reserves all rights granted under the Purchase Agreement, the other Transaction Documents, this Amendment and any other contract or instrument between Company and Investor.

ARTICLE V
Ratifications, Representations, Warranties, covenants

AND OTHER AGREEMENTS

5.01         Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Purchase Agreement and the other Transaction Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Purchase Agreement and the other Transaction Documents are ratified and confirmed and shall continue in full force and effect. Company hereby agrees that all liens and security interest securing payment of the obligations and liabilities under the Purchase Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the obligations and liabilities under the Purchase Agreement. Company and Investor agree that the Purchase Agreement and the other Transaction Documents, as each is amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

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5.02         Representations and Warranties with respect to Other Transaction Documents. Company hereby represents and warrants to Investor that (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by Company of this Amendment and any and all other Transaction Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Company and will not violate the Certificate of Incorporation, Bylaws or other constituent documents of Company or any applicable law; (c) except for certain securities-related filings, and for procedures and approvals required to implement Section 3.27 of the Purchase Agreement, no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental body or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Purchase Agreement or any of the other Transaction Documents executed and/or delivered in connection herewith by or against Company; (d) this Amendment, the Purchase Agreement and all other Transaction Documents executed and/or delivered in connection herewith have been duly executed and delivered by Company; (e) this Amendment, the Purchase Agreement and all other Transaction Documents executed and/or delivered in connection herewith constitute Company’s legal, valid and binding obligation enforceable against it in accordance with their terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles; (f) except for the Existing Events of Default, Company is not in default under the Purchase Agreement or any of the other Transaction Documents, and no Default or Event of Default (other than the Existing Events of Default) exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; (g) except with respect to the Existing Events of Default, Company is in full compliance with all covenants and agreements contained in the Purchase Agreement and the other Transaction Documents; (h) except with respect to the Existing Events of Default and certain defaults related to indebtedness with Macquarie Bank Limited, the representations and warranties contained in the Purchase Agreement and the other Transaction Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date and (i) except as set forth herein and except as previously disclosed to Investor in writing, Company has not amended its Certificate of Incorporation, Bylaws or other constituent documents since July 23, 2012.

ARTICLE VI
Miscellaneous Provisions

6.01         Survival of Representations and Warranties. All representations and warranties made in the Purchase Agreement or the other Transaction Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Transaction Documents, and no investigation by Investor or any closing shall affect the representations and warranties or the right of Investor to rely upon them.

6.02         Reference to Purchase Agreement and Note. Each of the Purchase Agreement and the other Transaction Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Purchase Agreement, as amended hereby, are hereby amended so that any reference in the Purchase Agreement and such other Transaction Documents to the Purchase Agreement or Note shall mean a reference to the Purchase Agreement or Note, as applicable, as amended hereby.

6.03         Expenses of Investor. Company agrees to pay on demand all reasonable costs and expenses incurred by Investor in connection with any and all amendments, modifications, and supplements to the other Transaction Documents, including, without limitation, the costs and fees of Investor’s legal counsel, and all costs and expenses incurred by Investor in connection with the enforcement or preservation of any rights under the Purchase Agreement or any other Transaction Document, as each is amended hereby, including, without, limitation, the costs and fees of Investor’s legal counsel. For purposes of this Section 6.03, Investor’s costs and expenses shall not include costs and expenses related to the formation, funding, or operation of a separate company to acquire the project described in Exhibit A hereto.

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6.04         Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05         Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Investor and Company and their respective successors and assigns, except that Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Investor.

6.06         Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07         Effect of Waiver. No consent or waiver, express or implied, by Investor to or for any breach of or deviation from any covenant or condition by Company shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08         Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09         Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY OF THE CONFLICTS OF LAW PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.

6.10         Final Agreement. THE PURCHASE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, as each is amended hereby, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE PURCHASE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, as each is amended hereby, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND INVESTOR.

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6.11         Release. COMPANY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY OBLIGATIONS FROM INVESTOR TO COMPANY UNDER THE PURCHASE AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM INVESTOR. COMPANY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES INVESTOR, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH COMPANY MAY NOW OR HEREAFTER HAVE AGAINST INVESTOR, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OBLIGATIONS FROM INVESTOR TO COMPANY UNDER THE PURCHASE AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE PURCHASE AGREEMENT OR OTHER TRANSACTION DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

COMPANY:

ASEN 2, CORP.

By:	/s/ Scott Feldhacker
Name: Scott Feldhacker
Title: Chief Executive Officer

[Signature Page to amendments and Limited Waiver]

INVESTOR:

PENTWATER EQUITY OPPORTUNITIES MASTER FUND LTD.

By:	/s/ Matthew Halbower
Name: Matthew Halbower
Title: Chief Executive Officer

PWCM MASTER FUND LTD.

By:	/s/ Matthew Halbower
Name: Matthew Halbower
Title: Chief Executive Officer

[Signature Page to amendments and Limited Waiver]

GUARANTOR’S CONSENT AND AGREEMENT TO SECOND AMENDMENT TO
NOTE AND WARRANT PURCHASE AGREEMENT, FIRST AMENDMENT TO
AMENDED AND RESTATED SECURED CONVERTIBLE PROMISSORY NOTE AND
LIMITED WAIVER

As an inducement to Investor to execute, and in consideration of Investor’s execution of, this Amendment, the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Purchase Agreement, or under any other Transaction Document, or any liens, security interests or charges to secure any of the Guaranteed Obligation (as defined in the Guaranty), all of which are in full force and effect. The undersigned further represents and warrants to Investor that (a) the representations and warranties in each Transaction Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Transaction Document to which it is a party, and (c) except for the Existing Events of Default, no Default or Event of Default has occurred and is continuing. Guarantor hereby releases Investor from any liability for actions or omissions in connection with the Transaction Documents prior to the date of this Amendment. This Consent and Agreement shall be binding upon the undersigned and its permitted assigns and shall inure to the benefit of Investor, and its successors and permitted assigns.

GUARANTOR:

AMERICAN STANDARD ENERGY CORP.

By:	/s/ Scott Feldhacker
Name: Scott Feldhacker
Title: Chief Executive Officer

[Signature Page to amendments and Limited Waiver]

EXHIBIT A

OIL AND GAS PROPERTY

Exhibit “A”

1.	Lessor:	Charles B. Irvin
	Lessee:	American Shoreline, Inc.
	Lease Date:	June 4, 2001
	Recordation:	Vol. 420, Page 332
	Description:	2133.3057 acres, more or less, being all of the C.C.S.D. & R.G.N.G Co. Survey No. 268, A-1227 containing 640 acres, and being all of the H. & O.B. Survey No. 307, A-800 containing 640 acres and also 853.3057 acres of the Caleb R. Bostwick Survey No. 74, A-70, La Salle County, Texas

a)	Extension of Oil, Gas and Mineral Lease, recorded as Document No. 759591, Vol. 444, Page 51
b)	Amendment of Oil, Gas and Mineral Lease, acknowledged Charles B. Irvin on March 24, 2006, recorded as Document No. 78111, Vol. 455, Page 87
c)	Third Amendment and Extension of Oil, Gas and Mineral Lease, acknowledged by Charles B. Irvin on March 6, 2007, recorded as Document No. 79572, Vol. 462, Page 521
d)	Corrected Amendment of Oil, Gas and Mineral Lease, acknowledged by Charles B. Irvin on July 28, 2008, recorded as Document No. 81370, Vol. 472, Page 471

2.	Lessor:	Barlow Irvin, Barlow Irvin III and Barry C. Irvin
	Lessee:	American Shoreline, Inc.
	Lease Date:	June 4, 2001
	Recordation:	Vol. 420, Page 318
	Description:	2133.3057 acres, more or less, being all of the C.C.S.D. & R.G.N.G Co. Survey No. 268, A-1227 containing 640 acres, and being all of the H. & O.B. Survey No. 307, A-800 containing 640 acres and also 853.3057 acres of the Caleb R. Bostwick Survey No. 74, A-70, La Salle County, Texas.

a)	Extension of Oil, Gas and Mineral Lease, acknowledged by Barlow Irvin, Barlow Irvin III on October 14, 2004 and acknowledged by Barry C. Irvin on October 7, 2004, recorded as Document No. 75961, Vol. 444, Page 53
b)	Amendment of Oil, Gas and Mineral Lease, acknowledged by Barlow Irvin, Jr., Barry Charles Irvin, and Barlow Irvin III on March 20, 2006, recorded as Document No. 78111, Vol. 455, Page 87
c)	Third Amendment and Extension of Oil, Gas and Mineral Lease, acknowledged by Barlow Irvin, Jr. on February 24, 2007, recorded as Document No. 79568, Vol. 462, Page 507
d)	Third Amendment and Extension of Oil, Gas and Mineral Lease, acknowledged by Barry Charles Irvin on April 1, 2007, recorded as Document No. 79569, Vol. 462, Page 510

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e)	Third Amendment and Extension of Oil, Gas and Mineral Lease, acknowledged by Barlow Irvin, III on April 16, 2007, recorded as Document No. 79570, Vol. 462, Page 514
f)	Corrected Amendment of Oil, Gas and Mineral Lease, acknowledged by Barlow Irvin, Jr. and Barlow Irvin, III on July 23, 2008 and Barry Charles Irvin on July 24, 2008, recorded as Document No. 81372, Vol. 472, Page 478

3.	Lessor:	Kathleen Irvin-Daly
	Lessee:	American Shoreline, Inc.
	Lease Date:	June 4, 2001
	Recordation:	Vol. 420, Page 322
	Description:	2133.3057 acres, more or less, being all of the C.C.S.D. & R.G.N.G Co. Survey No. 268, A-1227 containing 640 acres, and being all of the H. & O.B. Survey No. 307, A-800 containing 640 acres and also 853.3057 acres of the Caleb R. Bostwick Survey No. 74, A-70, La Salle County, Texas.

a)	Extension of Oil, Gas and Mineral Lease between Kathleen V. Irvin and American Shoreline, Inc. acknowledged October 9, 2004 recorded as Document No. 76036, Vol. 444, Page 343
b)	Amendment of Oil, Gas and Mineral Lease, acknowledged for Kathleen V. Irvin by Kathleen E. Irvin, as Agent under POA, on March 21, 2006, recorded as Document No. 78111, Vol. 455, Page 87
c)	Third Amendment and Extension of Oil, Gas and Mineral Lease, acknowledged for Kathleen V. Irvin by Kathleen E. Irvin, as Agent under POA, on April 13, 2007, recorded as Document No. 79571, Vol. 462, Page 518
d)	Corrected Amendment of Oil, Gas and Mineral Lease, acknowledged for Kathleen V. Irvin by Kathleen E. Irvin on July 24, 2008, Document No. 81371, Vol. 472, Page 474

4.	Lessor:	Kathleen E. Irvin, Independent Executrix of the Estate of John J. Irvin, Deceased
	Lessee:	American Shoreline, Inc.
	Lease Date:	June 4, 2001
	Recordation:	Vol. 420, Page 327
	Description:	2133.3057 acres, more or less, being all of the C.C.S.D. & R.G.N.G Co. Survey No. 268, A-1227 containing 640 acres, and being all of the H. & O.B. Survey No. 307, A-800 containing 640 acres and also 853.3057 acres of the Caleb R. Bostwick Survey No. 74, A-70, La Salle County, Texas.

a)	Extension of Oil, Gas & Mineral Lease between Kathleen Emmer Irvin and American Shoreline, Inc. acknowledged October 5, 2004 recorded as Document No. 75960, Vol. 444, Page 52
b)	Amendment of Oil, Gas and Mineral Lease, acknowledged by Kathleen E. Irvin on March 21, 2006, recorded as Document No. 78111, Vol. 455, Page 87

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c)	Third Amendment and Extension of Oil, Gas and Mineral Lease, acknowledged by Kathleen E. Irvin on April 13, 2007, recorded as Document No. 79571, Page 462, Page 518
d)	Corrected Amendment of Oil, Gas and Mineral Lease, acknowledged by Kathleen E. Irvin on July 24, 2008, recorded as Document No. 81371, Vol. 472, Page 474

5.	Lessor:	Sidney J. Williams III et ux Linda Davis Williams
	Lessee:	American Shoreline, Inc.
	Lease Date:	January 16, 2006
	Recordation:	Vol. 454, Page 308
	Description:	1279.3 acres, more or less, being all of Lot 1, Block 15 and Lots 1, 2, 3, 4 and 5 of Block 16, and Lot 2 of Block 17 and Lot 4 of Block 18 of the Bland and Nelson subdivision of the O’Connor Ranch, La Salle County, Texas.

6.	Lessor:	Sid Williams IV et ux Zane C. Williams
	Lessee:	American Shoreline, Inc.
	Lease Date:	January 16, 2006
	Recordation:	Vol. 455, Page 54
	Description:	307.95 acres, more or less, being a part of the Austin & Williams Survey No. 1000, A-2, La Salle County, Texas

7.	Lessor:	Sid Williams IV et ux Zane C. Williams
	Lessee:	American Shoreline, Inc.
	Lease Date:	January 16, 2006
	Recordation:	Vol. 455, Page 61
	Description:	351.94 acres, more or less, being a part of the Austin & Williams Survey No. 1000, A-2, La Salle County, TX

8.	Lessor:	A.A Zizinia Jr. (aka A.A. Zizinia III), Renee Zizinia Prewitt, Edith Renee Prewitt (formerly known as Edith Renee Zvonek) and Jan Perry Prewitt
	Lessee:	American Shoreline, Inc.
	Lease Date:	March 5, 2006
	Recordation:	Vol. 455, Page 528
	Description:	1965.56 acres, more or less, being a portion of the Bland and Nelson Subdivision of the O’Connor Ranch, La Salle County, Texas

9.	Lessor:	Zella Cromwell Ranch Limited
	Lessee:	American Shoreline, Inc.
	Lease Date:	September 10, 2008
	Recordation:	Vol. 473, Page 406
	Description:	1472.93 acres, more or less, being a portion of the Geo. Hagelsteins’ Subdivision (sometimes referred to as the Bland and Nelson Subdivision) of the O’Connor Ranch, La Salle County, Texas, and being the same 1472.93 acre tract described in that certain Oil, Gas and Mineral Lease dated September 7, 2005 by and between Zella Cromwell Ranch Limited and American Shoreline Inc., recorded in Vol. 452, Page 407 of the Deed Records of La Salle County, Texas

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10.	Lessor:	Sugie Williams Barrow
	Lessee:	American Shoreline, Inc.
	Lease Date:	September 26, 2008
	Recordation:	Vol. 0052, Page 844
	Description:	Four (4) tracts comprising 964.80 acres, more or less, being part of the T. E. Stanfield Survey, A-1225, the T.C.R.R. Co. Survey, A-981, the J.E. Lee Survey, A-1374, R.D. Horton Survey, A-1370 and the B.S. & F. Survey, A-140, Frio County, Texas, and being part of Tract No. 91 of the Prince Ranch Subdivision, Survey 1003, A-1417, and the R.D. Horton Survey No. 20, A-1673, La Salle County, Texas and Frio County, Texas.

11.	Lessor:	Sidney J. Williams III et ux Linda Davis Williams
	Lessee:	American Shoreline, Inc.
	Lease Date:	September 26, 2008
	Recordation:	Vol. 473, Page 502
	Description:	228 acres, more or less, being a part of the J.E. Lee Survey, A-1374, and the B.S. & F. Survey, A-140, Frio County, Texas

12.	Lessor:	Sidney J. Williams III et ux Linda Davis Williams
	Lessee:	American Shoreline, Inc.
	Lease Date:	September 26, 2008, eff. January 16, 2009
	Recordation:	Vol. 473, Page 514
	Description:	Lot 1, Block 15, Lots 1, 2, 3, 4 and 5, Block 16, Lot 2, Block 17 and Lot 4, Block 18 of the Bland and Nelson Subdivision of the O’Connor Ranch, La Salle County, Texas

13.	Lessor:	Sidney Williams IV et ux Zane C. Williams
	Lessee:	American Shoreline, Inc.
	Lease Date:	September 26, 2008, eff. January 16, 2009
	Recordation:	Vol. 473, Page 489
	Description:	351.94 acres, more or less, being a part of the Austin & Williams Survey No. 1000, A-2 (see DR 437/427), and 307.95 acres, more or less, being a part of the Austin & Williams Survey No. 1000, A-2 (see DR 402/416), La Salle County, Texas

14.	Lessors:	Barlow Irvin, Jr., Barry Charles Irvin, Barlow Irvin, III, and Kathleen E. Irvin, Individually and as agent and attorney-in-fact for Kathleen V. Irvin and Charles B. Irvin
	Lessee:	Cheyenne Petroleum Company
	Lease Date:	July 9, 2009
	Recordation:	Memorandum of Oil and Gas Lease executed by Barlow Irvin, Jr., Barry Charles Irvin and Barlow Irvin, III, recorded at Volume 483, Page 383, La Salle County, Texas;

a)	Amendment of Oil, Gas and Mineral Lease executed by Barlow Irvin, Jr., Barry Charles Irvin and Barlow Irvin, III, acknowledged on March 25, 2010 and April 1, 2010, and recorded at Volume 499, Page 484, La Salle County, Texas;

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Memorandum of Oil and Gas Lease executed by Kathleen E. Irvin, Individually and as agent and attorney-in-fact for Kathleen V. Irvin and Charles B. Irvin, recorded at Volume 483, Page 387, La Salle County, Texas;

a)	Amendment of Oil, Gas and Mineral Lease executed by Kathleen E. Irvin, Individually and as Agent and Attorney-in-Fact for Kathleen V. Irvin and Charles B. Irvin, acknowledged on March 12, 2010, and recorded at Volume 499, Page 479, La Salle County, Texas

Lands:	2,416.6943 acres of land, more or less, being a portion of Caleb R. Bostwick Survey No. 74, A-70, Benj. Cage Survey 70, A-137, N.J. Devenny Survey 69, A-150, Carmen G. de Ruiz Survey No. 69 ½ , A-1550, H.&O.B.R.R. Survey No. 307, A-800, all in La Salle County, Texas and being all of that certain 4,550 acres of land described as Tract No. 6 in that certain Partition of Helen M. Irvin Estate, recorded in Volume P-2 page 313 of Deed Records of La Salle County, Texas, SAVE AND EXCEPT: 2,133.3057 acres of land described in that certain Oil, Gas and Mineral Lease dated June 4, 2001 by and between Charles B. Irvin as Lessor and American Shoreline Inc. as Lessee, recorded at Volume 420, Page 332 of the Deed Records of La Salle County, Texas.

END OF EXHIBIT “A”

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